                                                                   Exhibit 10.11

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                   PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                        (Foreign/Overseas Subscribers)

TO:       e-commerce group, inc. (the "Company")
          3675 Pecos-McLeod, Suite 1400
          Las Vegas, Nevada  89121-3881

                              Issuance of Shares
                              ------------------

WHEREAS:

A. The Company has received corporate consulting, assistance with the development of the Company, structuring assistance, and financial services (the "Services") from S.C. Management Ltd., a Bahamian corporation (the "Subscriber");

B. The Company has agreed to issue 300,000 common shares in the capital of the Company (the "Shares") to the Subscriber in consideration for the Services and acknowledges that the Services have been received; and

C. The Company and the Subscriber have entered into a registration rights agreement dated as of the date hereof in regards to registration of the Shares.

NOW THEREFORE the parties agree as follows:

1.        Subscription
          ------------

1.1 The Subscriber hereby irrevocably subscribes for the Shares (such subscription and agreement to purchase being the "Subscription"), which Shares have been agreed to be paid in consideration for the Services provided to the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 The Company hereby irrevocably agrees to issue to the Subscriber the Shares, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.        Documents Required from Subscriber
          ----------------------------------

2.1 The Subscriber must complete, sign and return to the Company two (2) executed copies of this Subscription Agreement.
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                                      -2-



2.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

3.        Closing
          -------

3.1 Closing of the offering of the Shares (the "Closing") shall occur on or before August 31, 2000, or on such other date as may be determined by the Company (the "Closing Date").

4.        Acknowledgements of Subscriber
          ------------------------------

4.1       The Subscriber acknowledges and agrees that:

     (a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (b) the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933, other than as described herein;

     (c) the decision to execute this Subscription Agreement and subscribe for the Shares agreed to be subscribed for hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the SEC in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

     (d) by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the subscription for the Shares pursuant to this Subscription Agreement;

     (e) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

     (f) it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

     (g) it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

     (h) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except the non-NASDAQ Over the Counter Bulletin Board in the United States (the "OTCBB");

     (i) it is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or
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                                      -3-

          fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (j) none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

     (k) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

     (l) the issuance of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

     (m) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

     (n) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

5.        Representations, Warranties and Covenants of the Subscriber
          -----------------------------------------------------------

5.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

     (a)  it is not a U.S. Person;

     (b) it is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

     (c) it is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

     (d) it is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (e) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (f) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (g) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

     (h) it is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

     (i) it understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation
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                                       -4-

          S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (j) it understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of one year after the date of original issuance of the Shares (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

     (k) it understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act;

     (l) it understands and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

     (m) it (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (n) if it is acquiring the Shares as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

     (o) it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 4 and 5 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

     (p) it acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

     (q)  the Subscriber is not aware of any advertisement of any of the Shares;

     (r) no person has made to the Subscriber any written or oral representations:

          (i)   that any person will resell or repurchase any of the Shares;

          (ii) that any person will refund the purchase price of any of the Shares;

          (iii) as to the future price or value of any of the Shares; or

          (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system, other than the OTCBB.

5.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.
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                                      -5-

6.        Acknowledgement and Waiver
          --------------------------

6.1 The Subscriber has acknowledged that the decision to subscribe for the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

7.        Legending and Registration of Subject Shares
          --------------------------------------------

7.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing any of the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

7.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

8.        Costs
          -----

8.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

9.        Governing Law
          -------------

9.1 This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable herein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the State of Nevada.

10.       Survival
          --------

10.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

11.       Assignment
          ----------

11.1      This Subscription Agreement is not transferable or assignable.

12.       Execution
          ---------

12.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

13.       Severability
          ------------

13.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

14.       Entire Agreement
          ----------------

14.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with
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                                      -6-

respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

15.       Notices
          -------

15.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to 3675 Pecos-McLeod, Suite 1400, Las Vegas, Nevada, 89121-3881, Attention: The President.

16.       Counterparts
          ------------

16.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

DELIVERY INSTRUCTIONS
---------------------

1.   Delivery - please deliver the certificates to:

     ___________________________________________________________________________

     ___________________________________________________________________________

2. Registration - registration of the certificates which are to be delivered at closing should be made as follows:

     ___________________________________________________________________________
     (name)

     ___________________________________________________________________________
     (address)

3. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.


                            ____________________________________________________
                            (Name of Subscriber - Please type or print)


                            ____________________________________________________
                            (Signature and, if applicable, Office)


                            ____________________________________________________
                            (Address of Subscriber)


                            ____________________________________________________
                            (City, State or Province, Postal Code of Subscriber)


                            ____________________________________________________
                            (Country of Subscriber)
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                                      -7-

                              A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by e-commerce group, inc..

DATED at London, U.K., the 10th day of August, 2000.

e-commerce group, inc.


Per: /s/ Tony Arnold
     --------------------------
     Authorized Signatory